Exhibit 99.1

2941 Fairview Park Drive	News
Suite 100
Falls Church, VA 22042-4513 www.generaldynamics.com

October 24, 2012

Contact: Rob Doolittle

Tel: 703 876 3199

rdoolittle@generaldynamics.com

General Dynamics Reports Third-Quarter 2012 Results

•	Strong Aerospace activity drives revenues

•	Cash from operations improves across the company

FALLS CHURCH, Va. – General Dynamics (NYSE: GD) today reported third-quarter 2012 earnings from continuing operations of $600 million, or $1.70 per share on a fully diluted basis, compared with 2011 third-quarter earnings from continuing operations of $665 million, or $1.83 per share fully diluted. Revenues in the quarter were $7.9 billion. Net earnings for third-quarter 2012 were $600 million, or $1.70 per share fully diluted.

Margins

Company-wide operating margins for third-quarter 2012 were 11.4 percent, compared to 12.7 percent in third-quarter 2011. Margins in the most recent quarter include the impact of a $25 million charge in the Information Systems and Technology group to revalue a portion of its ruggedized-computer inventory.

Cash

Net cash provided by operating activities totaled $704 million in the quarter. Free cash flow from operations, defined as net cash provided by operating activities less capital expenditures, was $594 million or approximately 99 percent of earnings from continuing operations.

Backlog

The company’s total backlog at the end of third-quarter 2012 was $51.5 billion, and the estimated potential contract value was an additional $26.1 billion, representing management’s estimate of value under unfunded IDIQ contracts and unexercised options.

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Demand in the quarter was particularly strong for Aerospace products, including orders for every type of Gulfstream aircraft. Significant defense awards included a $340 million order to procure additional Warfighter Information Network-Tactical (WIN-T) equipment for U.S. Army units, $70 million for 13,000 additional Handheld, Manpack, Small Form Fit (HMS) Rifleman radios and accessories, and a $395 million contract for engineering development efforts for modernization of the Abrams main battle tank.

“General Dynamics made notable progress on several core programs in the third quarter, including certification of the Gulfstream G650 and G280, and successful evaluations of key tactical communications systems leading to additional production awards,” said Jay L. Johnson, chairman and chief executive officer. “The entire team at General Dynamics remains focused on efficient execution and maximizing profitability.”

General Dynamics, headquartered in Falls Church, Virginia, employs approximately 93,700 people worldwide. The company is a market leader in business aviation; land and expeditionary combat systems, armaments and munitions; shipbuilding and marine systems; and information systems and technologies. More information about the company is available on the Internet at www.generaldynamics.com.

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Certain statements made in this press release, including any statements as to future results of operations and financial projections, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are based on management’s expectations, estimates, projections and assumptions. These statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. Therefore, actual future results and trends may differ materially from what is forecast in forward-looking statements due to a variety of factors. Additional information regarding these factors is contained in the company’s filings with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.

All forward-looking statements speak only as of the date they were made. The company does not undertake any obligation to update or publicly release any revisions to any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this press release.

WEBCAST INFORMATION: General Dynamics will webcast its third-quarter securities analyst conference call at 9 a.m. Eastern Daylight Time on Wednesday, October 24, 2012. The webcast will be a listen-only audio event, available at www.generaldynamics.com. An on-demand replay of the webcast will be available by noon on October 24 and will continue for 12 months. To hear a recording of the conference call by telephone, please call 888-286-8010 (international: 617-801-6888); passcode 56400777. The phone replay will be available from noon October 24 until midnight October 31, 2012.

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EXHIBIT A

CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)

DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS

	Third Quarter		Variance
	2011	2012	$	%
Revenues	$7,853	$7,934	$81	1.0%
Operating costs and expenses	6,855	7,029	(174)

Operating earnings	998	905	(93)	(9.3)%
Interest, net	(38)	(39)	(1)
Other, net	(8)	(3)	5

Earnings from continuing operations before income taxes	952	863	(89)	(9.3)%
Provision for income taxes	287	263	24

Earnings from continuing operations	$665	$600	$(65)	(9.8)%

Discontinued operations, net of tax	(13)	—	13

Net earnings	$652	$600	$(52)	(8.0)%

Earnings per share—basic
Continuing operations	$1.84	$1.71	$(0.13)	(7.1)%
Discontinued operations	$(0.03)	$—	$0.03

Net earnings	$1.81	$1.71	$(0.10)	(5.5)%

Basic weighted average shares outstanding (in millions)	359.7	350.5

Earnings per share—diluted
Continuing operations	$1.83	$1.70	$(0.13)	(7.1)%
Discontinued operations	$(0.03)	$—	$0.03

Net earnings	$1.80	$1.70	$(0.10)	(5.6)%

Diluted weighted average shares outstanding (in millions)	362.9	352.8

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EXHIBIT B

CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)

DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS

	Nine Months		Variance
	2011	2012	$	%
Revenues	$23,530	$23,435	$(95)	(0.4)%
Operating costs and expenses	20,654	20,700	(46)

Operating earnings	2,876	2,735	(141)	(4.9)%
Interest, net	(103)	(115)	(12)
Other, net	34	(8)	(42)

Earnings from continuing operations before income taxes	2,807	2,612	(195)	(6.9)%
Provision for income taxes	858	814	44

Earnings from continuing operations	$1,949	$1,798	$(151)	(7.7)%

Discontinued operations, net of tax	(26)	—	26

Net earnings	$1,923	$1,798	$(125)	(6.5)%

Earnings per share—basic
Continuing operations	$5.31	$5.08	$(0.23)	(4.3)%
Discontinued operations	$(0.07)	$—	$0.07

Net earnings	$5.24	$5.08	$(0.16)	(3.1)%

Basic weighted average shares outstanding (in millions)	366.8	354.2

Earnings per share—diluted
Continuing operations	$5.26	$5.04	$(0.22)	(4.2)%
Discontinued operations	$(0.07)	$—	$0.07

Net earnings	$5.19	$5.04	$(0.15)	(2.9)%

Diluted weighted average shares outstanding (in millions)	370.2	356.5

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EXHIBIT C

REVENUES AND OPERATING EARNINGS BY SEGMENT (UNAUDITED)

DOLLARS IN MILLIONS

	Third Quarter		Variance
	2011	2012	$	%
Revenues:
Aerospace	$1,412	$1,836	$424	30.0%
Combat Systems	2,140	1,956	(184)	(8.6)%
Marine Systems	1,621	1,670	49	3.0%
Information Systems and Technology	2,680	2,472	(208)	(7.8)%

Total	$7,853	$7,934	$81	1.0%

Operating earnings:
Aerospace	$217	$261	$44	20.3%
Combat Systems	319	274	(45)	(14.1)%
Marine Systems	173	186	13	7.5%
Information Systems and Technology	310	201	(109)	(35.2)%
Corporate	(21)	(17)	4	19.0%

Total	$998	$905	$(93)	(9.3)%

Operating margins:
Aerospace	15.4%	14.2%
Combat Systems	14.9%	14.0%
Marine Systems	10.7%	11.1%
Information Systems and Technology	11.6%	8.1%
Total	12.7%	11.4%

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EXHIBIT D

REVENUES AND OPERATING EARNINGS BY SEGMENT (UNAUDITED)

DOLLARS IN MILLIONS

	Nine Months		Variance
	2011	2012	$	%
Revenues:
Aerospace	$4,141	$5,051	$910	22.0%
Combat Systems	6,216	6,016	(200)	(3.2)%
Marine Systems	4,873	4,928	55	1.1%
Information Systems and Technology	8,300	7,440	(860)	(10.4)%

Total	$23,530	$23,435	$(95)	(0.4)%

Operating earnings:
Aerospace	$656	$789	$133	20.3%
Combat Systems	895	799	(96)	(10.7)%
Marine Systems	501	554	53	10.6%
Information Systems and Technology	885	645	(240)	(27.1)%
Corporate	(61)	(52)	9	14.8%

Total	$2,876	$2,735	$(141)	(4.9)%

Operating margins:
Aerospace	15.8%	15.6%
Combat Systems	14.4%	13.3%
Marine Systems	10.3%	11.2%
Information Systems and Technology	10.7%	8.7%
Total	12.2%	11.7%

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EXHIBIT E

PRELIMINARY CONSOLIDATED BALANCE SHEETS

DOLLARS IN MILLIONS

		(Unaudited)
	December 31, 2011	September 30, 2012
ASSETS
Current assets:
Cash and equivalents	$2,649	$2,874
Accounts receivable	4,452	4,339
Contracts in process	5,168	5,031
Inventories	2,310	2,661
Other current assets	789	688

Total current assets	15,368	15,593

Noncurrent assets:
Property, plant and equipment, net	3,284	3,345
Intangible assets, net	1,813	1,734
Goodwill	13,576	13,986
Other assets	842	845

Total noncurrent assets	19,515	19,910

Total assets	$34,883	$35,503

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Short-term debt and current portion of long-term debt	$23	$1,001
Accounts payable	2,895	2,540
Customer advances and deposits	5,011	5,523
Other current liabilities	3,216	3,129

Total current liabilities	11,145	12,193

Noncurrent liabilities:
Long-term debt	3,907	2,924
Other liabilities	6,599	6,114

Total noncurrent liabilities	10,506	9,038

Shareholders’ equity:
Common stock	482	482
Surplus	1,888	1,971
Retained earnings	18,917	20,170
Treasury stock	(5,743)	(6,194)
Accumulated other comprehensive loss	(2,312)	(2,157)

Total shareholders’ equity	13,232	14,272

Total liabilities and shareholders’ equity	$34,883	$35,503

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EXHIBIT F

PRELIMINARY CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

DOLLARS IN MILLIONS

	Nine Months Ended
	October 3, 2011	September 30, 2012
Cash flows from operating activities:
Net earnings	$1,923	$1,798
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation of property, plant and equipment	259	286
Amortization of intangible assets	176	172
Stock-based compensation expense	96	104
Excess tax benefit from stock-based compensation	(22)	(24)
Deferred income tax provision	63	53
Discontinued operations, net of tax	26	—
(Increase) decrease in assets, net of effects of business acquisitions:
Accounts receivable	(143)	139
Contracts in process	(252)	91
Inventories	(346)	(340)
Increase (decrease) in liabilities, net of effects of business acquisitions:
Accounts payable	(171)	(368)
Customer advances and deposits	(7)	257
Other current and noncurrent liabilities	(257)	(184)
Other, net	(129)	(77)

Net cash provided by operating activities	1,216	1,907

Cash flows from investing activities:
Business acquisitions, net of cash acquired	(1,143)	(426)
Capital expenditures	(273)	(286)
Purchases of held-to-maturity securities	(428)	(260)
Sales of held-to-maturity securities	—	211
Maturities of held-to-maturity securities	322	54
Purchases of available-for-sale securities	(350)	(201)
Maturities of available-for-sale securities	227	96
Other, net	188	144

Net cash used by investing activities	(1,457)	(668)

Cash flows from financing activities:
Purchases of common stock	(1,449)	(602)
Dividends paid	(504)	(533)
Proceeds from option exercises	186	121
Proceeds from fixed-rate notes	1,497	—
Repayment of fixed-rate notes	(750)	—
Net proceeds from commercial paper	200	—
Other, net	(6)	2

Net cash used by financing activities	(826)	(1,012)

Net cash used by discontinued operations	(6)	(2)

Net increase (decrease) in cash and equivalents	(1,073)	225
Cash and equivalents at beginning of period	2,613	2,649

Cash and equivalents at end of period	$1,540	$2,874

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EXHIBIT G

PRELIMINARY FINANCIAL INFORMATION (UNAUDITED)

DOLLARS IN MILLIONS EXCEPT PER SHARE AND EMPLOYEE AMOUNTS

	Third Quarter 2011		Third Quarter 2012
	Quarter	Year-to-date	Quarter	Year-to-date
Non-GAAP Financial Measures:
Free cash flow from operations:
Net cash provided by operating activities	$137	$1,216	$704	$1,907
Capital expenditures	(121)	(273)	(110)	(286)

Free cash flow from operations (A)	$16	$943	$594	$1,621

Return on invested capital:
Earnings from continuing operations	$2,678		$2,401
After-tax interest expense	105		112
After-tax amortization expense	162		159

Net operating profit after taxes	2,945		2,672
Average debt and equity	17,048		17,693

Return on invested capital (B)	17.3%		15.1%

Other Financial Information:
Return on equity (C)	19.6%		17.5%
Debt-to-equity (D)	30.3%		27.5%
Debt-to-capital (E)	23.3%		21.6%
Book value per share (F)	$38.24		$40.42
Total taxes paid	$270		$299
Company-sponsored research and development (G)	$127		$149
Employment	94,700		93,700
Sales per employee (H)	$356,600		$346,900
Shares outstanding	356,112,755		353,069,806

(A)	We believe free cash flow from operations is a measurement that is useful to investors because it portrays our ability to generate cash from our core businesses for such purposes as repaying maturing debt, funding business acquisitions and paying dividends. We use free cash flow from operations to assess the quality of our earnings and as a performance measure in evaluating management. The most directly comparable GAAP measure to free cash flow from operations is net cash provided by operating activities.
(B)	We believe return on invested capital (ROIC) is a measurement that is useful to investors because it reflects our ability to generate returns from the capital we have deployed in our operations. We use ROIC to evaluate investment decisions and as a performance measure in evaluating management. We define ROIC as net operating profit after taxes for the latest 12-month period divided by the sum of the average debt and shareholders’ equity for the same period. Net operating profit after taxes is defined as earnings from continuing operations plus after-tax interest and amortization expense. The most directly comparable GAAP measure to net operating profit after taxes is earnings from continuing operations.
(C)	Return on equity is calculated by dividing earnings from continuing operations for the latest 12-month period by our average equity during that period.
(D)	Debt-to-equity ratio is calculated as total debt divided by total equity as of the end of the period.
(E)	Debt-to-capital ratio is calculated as total debt divided by the sum of total debt plus total equity as of the end of the period.
(F)	Book value per share is calculated as total equity divided by total outstanding shares as of the end of the period.
(G)	Includes independent research and development and bid and proposal costs and Gulfstream product-development costs.
(H)	Sales per employee is calculated by dividing revenues for the latest 12-month period by our average number of employees during that period.

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EXHIBIT H

BACKLOG (UNAUDITED)

DOLLARS IN MILLIONS

	Funded	Unfunded	Total Backlog	Estimated Potential Contract Value*	Total Potential Contract Value
Third Quarter 2012
Aerospace	$15,827	$215	$16,042	$—	$16,042
Combat Systems	8,259	1,101	9,360	2,627	11,987
Marine Systems	10,909	5,036	15,945	1,382	17,327
Information Systems and Technology	8,224	1,887	10,111	22,052	32,163

Total	$43,219	$8,239	$51,458	$26,061	$77,519

Second Quarter 2012
Aerospace	$16,058	$241	$16,299	$—	$16,299
Combat Systems	8,854	905	9,759	3,090	12,849
Marine Systems	11,666	5,339	17,005	1,377	18,382
Information Systems and Technology	7,348	1,951	9,299	21,774	31,073

Total	$43,926	$8,436	$52,362	$26,241	$78,603

Third Quarter 2011
Aerospace	$18,306	$318	$18,624	$—	$18,624
Combat Systems	9,078	1,304	10,382	3,763	14,145
Marine Systems	10,269	8,611	18,880	2,044	20,924
Information Systems and Technology	8,248	2,389	10,637	21,429	32,066

Total	$45,901	$12,622	$58,523	$27,236	$85,759

*	The estimated potential contract value represents management’s estimate of our future contract value under unfunded indefinite delivery, indefinite quantity (IDIQ) contracts and unexercised options associated with existing firm contracts, including options to purchase new aircraft and long-term agreements with fleet customers, as applicable. Because the value in the unfunded IDIQ arrangements is subject to the customer’s future exercise of an indeterminate quantity of orders, we recognize these contracts in backlog only when they are funded. Unexercised options are recognized in backlog when the customer exercises the option and establishes a firm order.

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EXHIBIT I

THIRD QUARTER 2012 SIGNIFICANT ORDERS (UNAUDITED)

DOLLARS IN MILLIONS

We received the following significant contract orders during the third quarter of 2012:

Combat Systems

•	$395 from the U.S. Army to begin engineering development efforts for the Abrams main battle tank modernization program.

•	$135 from the Canadian government to supply various calibers of ammunition.

•	$50 from the Army to produce M31A2 propellant.

Marine Systems

•	$105 from the U.S. Navy to renovate and modernize the dock landing ship USS Comstock (LSD 45).

•	$95 from the Navy for advance planning and preliminary execution of fire-restoration efforts on USS Miami (SSN 755).

Information Systems and Technology

•	$340 from the Army under the Warfighter Information Network-Tactical (WIN-T) program for Increment 2 equipment production.

•	$265 for wireless network systems and support from several commercial customers.

•	$95 from the Army for ruggedized computing equipment under the Common Hardware Systems-4 (CHS-4) program.

•	$85 from the U.S. Air Force for networking and computing products and support under the Network-Centric Solutions (NETCENTS) program.

•	$80 from the U.S. Department of State to provide supply chain management services. The program has a maximum potential value of $1.2 billion over 5 years.

•	$75 from the Army under the WIN-T program for Increment 1 technical support services and upgrades.

•	$70 from the Army for production of over 13,000 Rifleman radios and accessory kits under the Joint Tactical Radio System (JTRS) Handheld, Manpack and Small Form-Fit (HMS) program.

•	$65 for the Army’s Warfighter Field Operations Customer Support (FOCUS) program to provide support for live, virtual and constructive training operations.

•	$65 to supply 64 radio-telescope antennas for South Africa’s MeerKAT radio telescope program.

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EXHIBIT J

AEROSPACE SUPPLEMENTAL DATA (UNAUDITED)

	Third Quarter		Nine Months
	2011	2012	2011	2012
Gulfstream Green Deliveries (units):
Large aircraft	20	28	60	78
Mid-size aircraft	5	6	12	10

Total	25	34	72	88

Gulfstream Outfitted Deliveries (units):
Large aircraft	20	17	58	52
Mid-size aircraft	6	—	14	5

Total	26	17	72	57

Pre-owned Deliveries (units):	2	1	4	1

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